UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement
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FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified in Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

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URGENT NOTICE

Dear Shareholder,

Your investment in Emerald Growth Fund is in urgent need of your assistance. The special meeting of shareholders of the Fund originally scheduled for February 15, 2021 has been adjourned to March 17, 2021 at 3:00 p.m. Eastern time. Unfortunately, because of the minimum vote requirement associated with this proxy vote, we will need to continue to contact shareholders until we obtain the number of votes necessary.

To date, the fund has not received the minimum number of shareholder votes required by law to proceed with their important proposal. We are reaching out again to respectfully reiterate how critical it is for you to vote your shares. We cannot hold the meeting without your vote.

PLEASE help us to avoid the cost of additional follow-up messages by casting your vote today. It is critical that we receive your vote response so that we may proceed with the important business of the Fund.

Cast your proxy vote today by phone. Call (877) 679-4107 for assistance, representatives are available to you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Best regards,

Bradley J. Swenson

President of Financial Investors Trust

PLEASE VOTE NOW USING ONE OF THE CONVENIENT METHODS BELOW.

1.	VOTE BY PHONE WITH A REPRESENTATIVE: You may cast your vote by telephone with a proxy representative by calling toll-free (877) 679-4107. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2.	VOTE BY TOUCH-TONE PHONE: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.	VOTE ONLINE: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website

4.	VOTE BY MAIL: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage prepaid return envelope provided. If possible, please utilize one of the above voting options so that we can record your vote prior to the shareholder meeting.

Please vote now so that your response is received before the special shareholder meeting on March 17, 2021. By casting your vote now, your vote will be counted if the meeting is adjourned to a later date. Your prompt response is greatly appreciated.

1290 Broadway, Suite 1000 Denver, CO 80203

REG NOBO

URGENT NOTICE

Dear Shareholder,

Your investment in Emerald Growth Fund is in urgent need of your assistance. The special meeting of shareholders of the Fund originally scheduled for February 15, 2021 has been adjourned to March 17, 2021 at 3:00 p.m. Eastern time. Unfortunately, because of the minimum vote requirement associated with this proxy vote, we will need to continue to contact shareholders until we obtain the number of votes necessary.

To date, the fund has not received the minimum number of shareholder votes required by law to proceed with their important proposal. We are reaching out again to respectfully reiterate how critical it is for you to vote your shares. We cannot hold the meeting without your vote.

PLEASE help us to avoid the cost of additional follow-up messages by casting your vote today. It is critical that we receive your vote response so that we may proceed with the important business of the Fund.

Cast your proxy vote today by phone. Call (800) 581-3783 for assistance, representatives are available to you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Best regards,

Bradley J. Swenson

President of Financial Investors Trust

PLEASE VOTE NOW USING ONE OF THE CONVENIENT METHODS BELOW.

1.	VOTE BY TOUCH-TONE PHONE: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.	VOTE ONLINE: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website

3.	VOTE BY MAIL: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage prepaid return envelope provided. If possible, please utilize one of the above voting options so that we can record your vote prior to the shareholder meeting.

Please vote now so that your response is received before the special shareholder meeting on March 17, 2021. By casting your vote now, your vote will be counted if the meeting is adjourned to a later date. Your prompt response is greatly appreciated.

1290 Broadway, Suite 1000 Denver, CO 80203

OBO